Exhibit 10.40




                            FIRST AMENDMENT TO LEASE
                            ------------------------


     THIS FIRST AMENDMENT TO LEASE (this ""Amendment") is made and entered into as of this 11th day of August, 1993 by and between TEACHERS REALTY CORPORATION ("Landlord"), an Ohio corporation and MEDICON, INC., an Illinois Corporation ("Tenant").

                               W I T N E S S E T H
                               -------------------

     WHEREAS, Landlord and Tenant entered into that certain lease commencing September 1, 1992 (such lease as it may be modified or amended hereafter is called the "Lease") pursuant to which Landlord leased to Tenant certain premises (the "Premises") on the fifth (5th) floor in a building commonly known as Boulevard 40 situated at 40 Skokie Boulevard in Northbrook, Illinois (the "Building"), as more particularly set forth in the Lease;

     WHEREAS, Tenant desires to lease additional space in the Building and Landlord agrees to allow Tenant to lease such additional space on all of the terms and conditions of the Lease, except as the same are expressly modified or amended hereby;

     WHEREAS, Landlord and Tenant desire to amend the Lease according to the terms hereof in order to document the leasing of additional space in the Building;

     NOW THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Controlling Language.    Insofar as the specific terms and
          --------------------
          provisions and exhibits of this Amendment purport to amend or modify or are in conflict with the specific terms, provisions and exhibits of the Lease, the terms, provisions and exhibits of this Amendment shall govern and control; in all other respects, the terms, provisions and exhibits of the Lease shall remain unmodified and in full force and effect.

     2.   Additional Space.
          ----------------

     A.   First Additional Space.  Landlord and Tenant hereby agree that
          ----------------------
          commencing September 1, 1993 the following 7,095 rentable square feet of space, as more particularly described on Exhibits A, B and C attached hereto, shall be added to the Premises initially


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          demised under the Lease for a period of three years, ending on August
          31, 1996 (the "First Additional Space Term"):

          1. 1,940 rentable square feet on the sixth (6th) floor of the Building (Suite 640) as described on Exhibit A;

          2. 3,016 rentable square feet on the sixth (6th) floor of the Building (Suite 615) as described on Exhibit B; and

          3. 2,139 rentable square feet on the third (3rd) floor of the Building (Suite 320) as described on Exhibit C.

     B.   Second Additional Space.  Landlord and Tenant hereby agree that
          -----------------------
          commencing May 1, 1994 the following 4,596 rentable square feet of space, as more particularly described on Exhibit D and E attached hereto shall be added to the Premises then demised under the Lease for a period of twenty-eight (28) months, ending August 31, 1996 (the "Second Additional Space Term"):

          1. 2,135 rentable square feet on the fourth (4th) floor of the Building (Suites 405 and 410) as described on Exhibit D; and

          2. 2,461 rentable square feet on the third (3rd) floor of the Building (Suite 340) as described on Exhibit E.

     C.   Third Additional Space.  Landlord and Tenant hereby agree that
          ----------------------
          commencing January 1, 1995 the following 5,376 rentable square feet of space, as more particularly described on Exhibit F attached hereto shall be added to the Premises then demised under the Lease for a period of twenty (20) months ending August 31, 1996 (the "Third Additional Space Term").

          1. 5,376 rentable space feet on the fourth (4th) floor of the Building (Suite 430) as described on Exhibit F.

          Except to the extent expressly modified hereby, and except for Sections 28, 31 and 34 and Appendix D of the Lease, the First, Second and Third Additional Space shall be subject to all the terms and conditions of the Lease.



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     3.   First, Second and Third Additional Space Rent.
          ---------------------------------------------

     A.   Base Rent.
          ---------

          1. Tenant shall pay to Landlord Base Rent for the First Additional Space (in the manner set forth in the Lease) in the amount of $2,140.33 per month ($3.62 X 7,095 rentable square feet/12) during the First Additional Space Term.

          2. Tenant shall pay to Landlord Base Rent for the Second Additional Space (in the manner set forth in the Lease) in the amount of $1,386.46 per month ($3.62 x 4,596 rentable square feet/12) during the Second Additional Space Term.

          3. Tenant shall pay to Landlord Base Rent for the Third Additional Space (in the manner set forth in the Lease) in the amount of $1,621.76 per month ($3.62 x 5,376 rentable square feet/12) during the Third Additional Space Term.


     B.   Operating Cost Share Rent and Tax Share Rent.
          --------------------------------------------

          Throughout the First, Second and Third Additional Space Terms, Tenant shall pay Operating Cost Share Rent and Tax Share Rent (in the manner set forth in the Lease) based on the Tenant's First, Second and Third Additional Space Proportionate Share, as defined below.

     4.   First, Second and Third Additional Space Proportionate Share.
          ------------------------------------------------------------
Tenant's First Additional Space Proportionate Share equals 6.6982% (7,095/105,924), Tenant's Second Additional Space Proportionate Share equals 4.3390% (4,596/105,924) and Tenant's Third Additional Space Proportionate Share equals 5.0753% (5,376/105,924).

     5.   First, Second and Third Additional Security Deposit.  Prior to
          ---------------------------------------------------
occupying (i) the First Additional Space, Tenant shall deposit with Landlord SIXTEEN THOUSAND SIX HUNDRED AND SIXTY DOLLARS ($16,660.00), (ii) the Second Additional Space, Tenant shall deposit with Landlord TWELVE THOUSAND SIX HUNDRED DOLLARS ($12,600.00) and (iii) the Third Additional Space, Tenant shall deposit with Landlord EIGHT THOUSAND NINE HUNDRED DOLLARS ($8,900.00), each as security (the "Additional Security Deposit") for the full and faithful performance of every provision of the Lease and this Amendment relating to the First, Second and Third Additional Space, as applicable. If Tenant shall fully and faithfully perform every provision of this Amendment to be


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performed by it, the security deposit or any balance thereof shall be turned to Tenant at the expiration of the applicable Term. All other rights and obligations of Landlord and Tenant established pursuant to Section 17 of the Lease, Security Deposit, shall apply to the Additional Security Deposit.
       ----------------

     6.   Condition of Additional Space.  Landlord is leasing the First, Second
          -----------------------------
and Third Additional Space to Tenant "as is", without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability) and without any obligation on the part of Landlord to alter, remodel, improve, repair or decorate the First, Second and Third Additional Space or any part thereof.

     7.   Miscellaneous.
          -------------

     A. Landlord and Tenant hereby agree that (i) this Amendment is incorporated into and made a part of the Lease, (ii) any and all references to the Lease hereinafter shall include this Amendment and (iii) the Lease and all terms, conditions and provisions of the Lease are in full force and effect as of the date hereof, except as expressly modified and amended hereinabove;

     B. All terms capitalized but not defined herein shall have the same meaning ascribed to such terms in the Lease.

     C. This Amendment shall be governed by and construed under the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LANDLORD:                               TENANT:

TEACHERS REALTY CORPORATION,            MEDICON, INC., an Illinois
 an Ohio corporation                      corporation


By: /s/ S. Marc Flannery                By: /s/ George Roe
   ---------------------------             --------------------------
      S. Marc Flannery                        V.P./Counsel
      Assistant Secretary





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                                    EXHIBIT A




                              [FLOOR PLAN OF LEVEL 6]






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                                    EXHIBIT B







                              [FLOOR PLAN OF LEVEL 6]









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                                    EXHIBIT C







                              [FLOOR PLAN OF LEVEL 3]




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                                    EXHIBIT D







                             [FLOOR PLAN OF LEVEL 4]


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                                    EXHIBIT E





                              [FLOOR PLAN OF LEVEL 3]





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                                   EXHIBIT F





                             [FLOOR PLAN OF LEVEL 4]